Creating Tomorrow’s Today Investor Presentation

2 FORWARD-LOOKING STATEMENTS This presentation includes "forward looking statements" relating to the announced transactions and future operations of the Company, which can be identified by the use of words such as “will,” “expect,” “poise,” “believe,” “plans,” “strategy,” “prospects,” “estimate,” “project”, “seek,” “target,” “anticipate,” “intend,” “future,” “likely,” “may,” “should,” “would,” “could,” and other words of similar meaning in connection with a discussion of future operating or financial performance or events. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ from those expressed in the forward looking statements. Such risks and uncertainties include, among others, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings; and future and estimated revenues, earnings, cash flow, charges, cost savings and expenditures. Additional risks and uncertainties that could cause our actual results to differ from those expressed in the forward looking statements are identified in our reports filed with the SEC, including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K, and our Current Reports on Form 8-K. The forward looking statements included in this presentation are made only as of the date of this presentation, and the Company does not undertake any obligation to update the forward looking statements to reflect subsequent events or circumstances. Non-GAAP Figures Management believes that the Non-GAAP financial measures (i.e. financial measures that are not computed in accordance with Generally Accepted Accounting Principles) identified by an asterisk (*) used in this presentation or in other disclosures provide important perspectives into the Company's ongoing business performance. The Company does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. Other companies may define the measures differently. Reconciliations from GAAP measures to the Non-GAAP measures are presented herein. Forward Looking Statements 2021 Investor Deck

3 Our strategy continues to be focused on engineered products, prioritizing a culture of innovation to develop new solutions that address complex customer challenges 2021 Investor Deck

4 Key Messages 2020 Financial Performance (from continuing operations) Recent Highlights  Net sales from continuing operations of $784.5 million; Gross Margin of 31.3%  Adjusted EBITDA from continuing operations* up 4% to $102.9 million or 13.1% of sales  Adjusted earnings from continuing operations* increased to $58.5 million  Adjusted diluted earnings per share from continuing operations* increased 29% to $2.11  Full year 2020 performance benefited from diversified product portfolio providing offset to continued weakness in commercial aviation  Highly disciplined in our application of COVID-19 policies and procedures  Strong balance sheet and significant available capacity under our revolving credit facility  Delivered realized cost savings of approximately $26 million in 2020 with continued focus on cost control 2021 Investor Deck

5 Diversified Portfolio Commercial, Business & General Aviation Sales 28% of Total Actual Full Year 2020 Sales By End Market 55% Defense Commercial, Business & General Aviation 9% Medical 8% Industrial and Other OEM 88% Aftermarket 12% All Other 65% (Business & General Aviation) Boeing & Airbus 35% (Commercial Aviation)(direct and indirect) 28% 2021 Investor Deck Consolidated Sales

6 Meaningful Long Term Growth Platform / End Markets Long Term Growth Drivers Defense  Defense exposures provide stability and growth opportunities  Continue to identify new opportunities on key defense programs, such as Future Vertical Lift, the Joint Strike Fighter, Columbia Class Submarine, while extending the lives of existing programs Commercial, Business & General Aviation  Breadth of content on a wide range of fixed wing and rotary wing aircraft  Continued investment in R&D through the downturn  Positioned to capture share from the COVID-19 market recovery Medical  Increasing medical needs of the aging population  Increasing biopharma capital budgets  Strong technical advances and product development pipelines Industrials  Increasing number of robotics applications due to 5G adoption and artificial intelligence  Maintenance, replacement, and upgrade of industrial equipment Diverse End Market Exposure with Meaningful Long Term Growth 2021 Investor Deck

7 Strategically Focused on Highly Engineered Products, Generating Higher Margins with Strong Free Cash Flow Profile Strategic Priorities Growth through Innovation Accelerate internal investments in our products, facilities, and people Operational Excellence Deploy operations excellence model to drive financial performance positioning the company for significantly improved profitability M&A and Capital Allocation Expand capabilities through accretive M&A while maintaining a disciplined approach to the return of capital to shareholders 2021 Investor Deck

8 Growth through Innovation Innovative Material Science for new engineered products: Titanium Diffusion Hardening Evolving requirements of our K-MAX® operators: Next Generation Unmanned Aircraft Systems Developing Next Generation Munition Technologies: Height of Burst Sensor Designing new solutions to solve our customers’ toughest challenges Enabling Advanced Neuro Stimulation Implant Devices Micro Spring Contact Technology Collaborating to create integrated solutions; Leveraging multiple technologies 2021 Investor Deck

9 Disciplined Approach to M&A Assessment Technical leadership position in the markets they serve  Exposure to high-growth end markets with global macro tailwinds  Strong margins and cash flows from highly engineered proprietary product portfolio  Attractive financial profile with meaningful synergy opportunities  Maintain existing financial discipline while ensuring appropriate returns on investments  Primary M&A Criteria Execute accretive M&A aligned with our core strategy 2021 Investor Deck

10 2020 Acquired Bal Seal Engineering Long history of portfolio reshaping to drive growth and improve margin profile Proven Track Record of Portfolio Reshaping 1945 1997 Divested Kaman Sciences 2019 Divested Kaman Distribution 1945 Kaman Aircraft Corporation founded as a Helicopter company 1950 1960 1970 2019 1970s Launched Distribution and grew business through various acquisitions 1960s Founded Kamatics and Kaman Music Formed Kaman Sciences out of Kaman Nuclear, AviDyne, Kaman Systems Centers, and SEA 1980s Entered the fuzing business 1980 1990 2000 1950s Founded Kaman Nuclear for diversification 2010 2007 Divested Kaman Music Looking Ahead Focus on our leading engineered solutions product portfolio through a combination of organic growth and M&A 2015 Expanded our engineered product offerings with the acquisitions of GRW and Extex 2021 2021 Divested U.K. Composites 2021 Investor Deck

11 Operational Excellence Focusing our attention on improving performance across these metrics 2021 Investor Deck EBITDA Margin Free Cash Flow Conversion Return on Invested Capital Redesigned and Rolled Out Our New Operations Excellence Model to Drive Improvement

12 Total Capital Deployed of Approximately $850 million Capital Deployment Framework Capital Deployment Priorities Moving Forward Since 2015 Return of capital to shareholders Focus on Leverage Long term leverage target of 2x – 3x Prioritizing value creating investments; high return internal investments and strategic acquisitions 2021 Investor Deck ~$500

13 Self Lubricating Bearings Traditional Airframe Bearings Flexible Drive Systems High Precision Miniature Bearings Engine Aftermarket Components High Precision Seals, Springs & Contacts Products Differentiator Karon® Self Lubricating Machinable Liner Custom Design Capability Patented and Proprietary technology Proprietary design, machining, and assembly FAA Parts Manufacturing Authorization Proprietary design, machining, and assembly End Markets Aerospace, Industrial, Marine, Hydropower, Space, Aftermarket Aerospace Rotorcraft Medical, Industrial, Aerospace Aerospace Medical, Industrial, Aerospace Highly Engineered Product Offerings 2021 Investor Deck Broad Range of Premier Engineered Products Serving Diverse End Markets

14 Advanced Safe and Arm Devices $164 $185 $196 $228 $248 $254.6 $- $100 $200 $300 $400 $500 2016 2017 2018 2019 2020 Sales Backlog $255 Joint Programmable Fuze Harpoon Maverick  Completed negotiation of Option 15 & 16 of USG contract in 2020; $57.3 million order received under Option 15  Delivery levels in 2021 in line with historical averages  Removed anticipated JPF DCS order from 2021 due to uncertainty caused by change in Presidential administration  Working with customers to identify new opportunities Highlight on JPF Broad Portfolio of Safe and Arm devices 0 20,000 40,000 60,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 JPF Deliveries (units) Average Safe and Arm Sales and Backlog Tomahawk SLAM-ER JASSM/LRASSM ATACMS Standard AMRAAM 2021 Investor Deck

15 Proprietary K-MAX® Platform Provides Growth • Aircraft meets the diverse needs of our customers • Construction • Firefighting • Logging • Humanitarian Aid • Agricultural Pursuing the Future of Unmanned LiftStrong Support for K-MAX® Aircraft Pioneer in repetitive unmanned lift with proven track record of operations in the field Working with USMC on shaping unmanned cargo lit requirements Continued progress on development of commercial UAS technology development • Expanding markets - new international certifications • Four aircraft sales expected in 2021 • Increased service & support revenues in 2021 • Expected fleet size of 45 aircraft by end 2022 2021 Investor Deck

16 Diverse Supplier of Key Structural Components Broad Range of Programs Across Critical End Markets Steadily Improving financial performance Customer Recognition as a Leading Supplier Balanced portfolio across a broad range of platforms Expanding market opportunities on new platforms and technologies Continued Focus on Operational Excellence and Financial Performance AH-1Z Precision Details Commercial Engine OEM Blackhawk Cockpit A-10 Thunderbolt Wing Assemblies Medical Imaging Beds 2021 Investor Deck

17 Premier Global Customer Base 2021 Investor Deck

18 3 4 5 8 7 6 11 12 13 14 1. Foothills Ranch, CA Seals, Springs, and Contacts 2. Colorado Springs, CO o Springs and Contacts o Measuring 3. Gilbert, AZ Aftermarket Components 4. Wichita, KS Composites Structures 5. Jacksonville, FL Assembly & Metallic Structures 6. Chihuahua, Mexico Metallic Structures 7. Bennington, VT Composites Structures 8. Orlando, FL Safe and Arm Devices 9. Middletown, CT o Safe and Arm Devices o Memory and Measuring 10. Bloomfield, CT o Air Vehicles o Self-lubricating bearings o Flexible drive shafts 11. Hochstadt, Germany Traditional airframe bearings 12. Rimpar, Germany Precision miniature bearings 13. Pracatice, Czech Republic Precision miniature bearings 14. Goa, India (Joint Venture) Composites structures = Low cost facility 9 Our Manufacturing Footprint 1 2 10 2021 Investor Deck

19 Questions 2021 Investor Deck

20 Non-GAAP Reconciliations 2021 Investor Deck

21 Non-GAAP Reconciliation Organic Sales Organic Sales is defined as "Net Sales" less sales derived from acquisitions completed during the preceding twelve months. We believe that this measure provides management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of acquisitions, which can obscure underlying trends. We also believe that presenting Organic Sales enables a more direct comparison to other businesses and companies in similar industries. Management recognizes that the term "Organic Sales" may be interpreted differently by other companies and under different circumstances. No other adjustments were made during the three-month and twelve-month fiscal periods ended December 31, 2020 and 2019, respectively. Adjusted EBITDA from Continuing Operations Adjusted EBITDA from continuing operations is defined as earnings from continuing operations before interest, taxes, other expense (income), net, depreciation and amortization and certain items that are not indicative of the operating performance of the Company's for the period presented. Adjusted EBITDA from continuing operations differs from earnings from continuing operations, as calculated in accordance with GAAP, in that it excludes interest expense, net, income tax expense, depreciation and amortization, other expense (income), net, non-service pension and post retirement benefit expense (income), and certain items that are not indicative of the operating performance of the Company for the period presented. We have made numerous investments in our business, such as acquisitions and capital expenditures, including facility improvements, new machinery and equipment, improvements to our information technology infrastructure and ERP systems, which we have adjusted for in Adjusted EBITDA from continuing operations. Adjusted EBITDA from continuing operations also does not give effect to cash used for debt service requirements and thus does not reflect funds available for distributions, reinvestments or other discretionary uses. Management believes Adjusted EBITDA from continuing operations provides an additional perspective on the operating results of the organization and its earnings capacity and helps improve the comparability of our results between periods because it provides a view of our operations that excludes items that management believes are not reflective of operating performance, such as items traditionally removed from net earnings in the calculation of EBITDA as well as Other expense (income), net and certain items that are not indicative of the operating performance of the Company for the period presented. Adjusted EBITDA from continuing operations is not presented as an alternative measure of operating performance, as determined in accordance with GAAP. No other adjustments were made during the three-month and Twelve-month fiscal periods ended December 31, 2020 and 2019.. Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings Per Share from Continuing Operations Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations are defined as GAAP "Earnings from Continuing Operations" and "Diluted earnings per share from continuing operations", less items that are not indicative of the operating performance of the business for the periods presented. These items are included in the reconciliation below. Management uses Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations to evaluate performance period over period, to analyze the underlying trends in our business and to assess its performance relative to its competitors. We believe that this information is useful for investors and financial institutions seeking to analyze and compare companies on the basis of operating performance. The following table illustrates the calculation of Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations using “Earnings from Continuing Operations” and “Diluted earnings per share from continuing operations” from the “Consolidated Statements of Operations” included in the Company's Form 10- K filed with the Securities and Exchange Commission on February 25, 2021. Adjusted Free Cash Flow from continuing operations - Adjusted Free Cash Flow from continuing operations is defined as GAAP “Net cash provided by (used in) operating activities from continuing operations” in a period less “Expenditures for property, plant & equipment” in the same period and any adjustments that are representative of the Company's cash generation or usage in the period. For 2021 we will adjusted free cash flow to remove the cash payment made to Bal Seal employees under the retention plan established by the former owners of Bal Seal. Management believes Free Cash Flow from continuing operations and Adjusted Free Cash Flow provides an important perspective on our ability to generate cash from our business operations and, as such, that it is an important financial measure for use in evaluating the Company's financial performance. Free Cash Flow from continuing operations and Adjusted Free Cash Flow should not be viewed as representing the residual cash flow available for discretionary expenditures such as dividends to shareholders or acquisitions, as it may exclude certain mandatory expenditures such as repayment of maturing debt and other contractual obligations. Management uses Free Cash Flow from continuing operations and Adjusted Free Cash Flow internally to assess overall liquidity. Adjusted Free Cash Flow 2021 Investor Deck

22 Non-GAAP Reconciliation For the Three Months Ended For the Twelve Months Ended December 31, December 31, December 31, December 31, (in thousands) 2020 2019 2020 2019 Net Sales From Continuing Operations $ 185,288 $ 237,792 $ 784,459 $ 761,608 (Loss) earnings from continuing operations, net of tax $ (31,420) $ 34,105 $ (70,434) $ 56,446 Interest Expense, net 4,888 2,607 19,270 17,202 Income Tax Expense (6,708) (19,103) (7,730) (15,859) Non-service pension and Post-Retirement Expense (4,062) (98) (16,250) (396) Other expense (income), net (304) 58 (728) (309) Depreciation and Amortization 11,695 6,546 43,899 25,854 Other Adjustments Non-cash, non-tax impairment charges 36,285 - 86,592 - Restructuring and severance costs 539 1,005 8,359 1,558 Cost associated with corporate development activities 207 7,097 4,539 10,090 Bal Seal acquisition costs 45 - 8,506 - Expenses associated with Bal Seal purchase accounting 5,704 - 25,169 - Transition service agreement cost, net of transition service agreement income 397 790 4,076 1,000 Senior Leadership Transition Costs - - 280 - Reversal of prior year accruals in current period - - (2,123) - Loss (Gain) on sale of U.K Tooling business - 3,739 (493) 3,739 Adjusted EBITDA from Continuing Operations $ 17,266 $ 36,746 $ 102,932 $ 99,325 Adjusted EBITDA Margin 9.3% 15.5% 13.1% 13.0% For the Three Months Ended For the Twelve Months Ended December 31, December 31, December 31, December 31, (in thousands) 2020 2019 2020 2019 Net Sales From Continuing Operations $ 185,288 $ 237,792 $ 784,459 $ 761,608 Acquisition Sales 16,516 - 76,965 - Organic Sales $ 168,772 $ 237,792 $ 707,494 $ 761,608 $ Change $ (69,020) $ (54,114) % Change (29.0)% (7.1)% Organic Sales Adjusted EBITDA from Continuing Operations 2021 Investor Deck

23 Non-GAAP Reconciliation For the three months ended December 31, 2020 Adjustments to Tax Effect of Adjustments to Calculation of Net Earnings, Adjustments to Net Earnings, Adjusted Diluted (in thousands, expect per share amounts) Pre Tax Net Earnings Net of Tax Earnings Per Share Net loss from continuing operations $(31,420) $(1.13) Adjustments Non-cash non-tax impairment charge $36,285 $ - $36,285 $1.31 Restructuring and severance costs 539 123 416 0.01 Cost associated with corporate development activities 207 47 160 0.01 Bal Seal acquisition costs 45 10 35 0.00 Expenses associated with Bal Seal purchase accounting 5,704 - 5,704 0.21 Transition service agreement cost, net of transition service agreement income 397 91 306 0.00 Adjusted earnings from continuing operations $11,486 $0.41 Weighted Average Shares Outstanding – Diluted 27,735 Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings Per Share from Continuing Operations For the twelve months ended December 31, 2020 Adjustments to Tax Effect of Adjustments to Calculation of Net Earnings, Adjustments to Net Earnings, Adjusted Diluted (in thousands, expect per share amounts) Pre Tax Net Earnings Net of Tax Earnings Per Share Net loss from continuing operations $(70,434) $(2.54) Adjustments Non-cash non-tax impairment charge $86,592 $ - $86,592 $3.13 Restructuring and severance costs 8,359 1,911 6,448 0.23 Cost associated with corporate development activities 4,539 1,038 3,501 0.13 Bal Seal acquisition costs 8,506 1,904 6,602 0.24 Expenses associated with Bal Seal purchase accounting 25,169 527 24,642 0.88 Transition service agreement cost, net of transition service agreement income 4,076 932 3,144 0.11 Senior leadership transition 280 64 216 0.01 Reversal of employee related tax matter in foreign operations (2,123) (244) (1,879) (0.07) Gain on sale of UK Tooling Business (493) (123) (370) (0.01) Adjusted earnings from continuing operations $58,462 $2.11 Weighted Average Shares Outstanding – Diluted 27,723 2021 Investor Deck